UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Infinity Q Diversified Alpha Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund’s website (www.infinityqfunds.com)]. Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-844-473-8631.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2019

Dear Shareholder:

Infinity Q Capital Management (“Infinity Q”) is a pioneering hedge fund firm managed by a team of professionals who also manage assets for Wildcat Capital Management, the family office for David Bonderman, the co-founder of $100 Billion private equity firm TPG. The Infinity Q Diversified Alpha Fund (the “Fund”) attempts to generate positive absolute returns by providing exposure to several “alternative” strategies including Volatility, Equity Long/Short, Relative Value, and Global Macro. Our strategies are intended to have a low correlation to equity, fixed income, and credit markets.

Infinity Q combines analytics, research, and trading to manage its investment strategies. Our team analyzes 50 million data points across global asset classes using robust quantitative models and screens. The team uses extensive due diligence to research discretionary and systematic investment ideas that originate from this analysis and from the buy side, the sell side and academia. As a final step, we utilize our expertise in derivatives to optimize trade structuring for both systematic and discretionary strategies. Our “Quantamental” process combines the depth of private equity investing with the breadth of quantitative analysis. We believe that every year there are 10-15 extremely asymmetric opportunities across asset classes, and we utilize our breadth to uncover these opportunities, and our depth to research and execute them.

Our portfolio construction and dynamic asset allocation process incorporates risk management throughout and considers proprietary optimizations and our current macroeconomic outlook. Strategies are added to the portfolio and sized appropriately utilizing both quantitative and qualitative inputs including expected return, expected tail loss, market payoff distributions, correlations, and liquidity to arrive at our optimal portfolio.

On a total return basis, the Fund’s Institutional Class shares returned 3.81% for the period beginning August 31, 2018 and ending August 30, 2019. The Fund’s benchmark, the Credit Suisse Hedge Fund Index, had a return of 2.56% over the same period.

In the next section, we provide more detail on the performance attribution by strategy.

Volatility

The Volatility portfolio contributed 715 basis points (“bps”) during the period. The gains were driven by our long equity versus Foreign Exchange (“FX”) correlation positions, vega neutral equity volatility and equity dispersion positions. Our short equity volatility positions detracted value over the period.

Global Macro

The Global Macro portfolio contributed 38 bps during the period. The gains were generated by our cross-asset class momentum strategy and GSE positions. These gains were partially offset by slight overall losses from our FX positions.

Relative Value

The Relative Value portfolio detracted 17 bps during the period. The losses were primarily driven by our commodity liquidity timing trading strategies. These low-volatility strategies seek to generate returns by providing liquidity to commodity indices during the roll periods of the commodity futures they hold. These strategies are non-directional and have low correlation to other strategies within our portfolio.

Equity Long/Short (“L/S”)

The Equity L/S strategy detracted 316 bps. The losses were paced by our European equity market neutral strategy and our Healthcare L/S strategy.

Comparison of Change in Value of a Hypothetical $1,000,000 Investment from 9/30/14 (inception) through 08/31/19

(Assumes reinvestment of dividends and capital gains but does not reflect the effect of redemption fees and does not guarantee future performance)

Total Returns as of August 31, 2019
Infinity Q Diversified Alpha Fund

	1 Year	3 Years *	September 30, 2014 (inception) to August 31, 2018 *
Fund – Institutional Class: IQDNX	3.81%	7.69%	5.13%
Fund – Investor Class: IQDAX (without load)	3.48%	7.39%	4.87%

Credit Suisse Hedge Fund Index	2.56%	3.98%	2.40%

* Returns reported for periods greater than one year are annualized.

The gross expense ratio for the Institutional Share Class is 2.13% without dividend and interest expense, but there is an expense cap at 1.95%. The gross expense ratio for the Investor Share Class is 2.46% without dividend and interest expense, but there is an expense cap at 2.20%. The Adviser has contractually agreed to waive fees until at least December 31, 2019.

Performance data quoted represents past performance; past performance is not an indicator or guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance current to the most recent month-end may be obtained by calling 1-844-IQFUND1. The performance presented is net of management fees and expenses and reflects the reinvestment of dividends and other earnings. Performance data also reflects fee waivers and in the absence of these waivers performance would be reduced. Performance data does not reflect the 1.00% redemption fee imposed on shares held 60 days or less which would also reduce performance.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Derivatives, such as Credit Default Swaps (CDS) and Forwards and Futures, involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs.

Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. The correlation coefficient value must fall between -1.0 and +1.0.

Vega Neutral strategies have near zero exposure to market implied volatility.

The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The index uses the Credit Suisse Hedge Fund Database, which tracks approximately 9,000 funds and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses.

One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Infinity Q Capital Management is the Advisor to the Infinity Q Diversified Alpha Fund, which is distributed by Quasar Distributors, LLC.

Infinity Q Capital Management, LLC was launched to offer certain of Wildcat’s investment strategies to institutional and retail clients. Wildcat Capital Management, LLC was formed in September 2011 to act as the family investment office for the founding partner of TPG Capital, David Bonderman. The investment team and control functions are largely the same for both Wildcat and Infinity Q. Quasar Distributors, LLC is not affiliated with TPG Capital or Wildcat Capital Management, LLC.

Infinity Q Diversified Alpha Fund
Expense Example

For the Period Ended August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, dividend expense, and interest expense; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2019 to August 31, 2019 (the “Period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the Period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD(1)
Infinity Q Diversified Alpha Fund – Investor Class
Actual Fund Return	$1,000.00	$1,013.80	2.47%	$12.54
Hypothetical 5% Return	$1,000.00	$1,012.75	2.47%	$12.53

Infinity Q Diversified Alpha Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,015.40	2.22%	$11.28
Hypothetical 5% Return	$1,000.00	$1,014.01	2.22%	$11.27

(1)	Expenses are equal to each class’s annualized expense ratio of 2.47% for Investor Class and 2.22% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Period).

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments
August 31, 2019

COMMON STOCKS (4.4%)	Shares		Value
Health Care (3.8%)
GW Pharmaceuticals plc - ADR(a)	7,000		$996,870
NantHealth, Inc.(a)	81,870		39,658
NuCana plc - ADR(a)	515,154		4,677,598
Optinose, Inc.(a)	443,837		3,399,791
UroGen Pharma Ltd.(a)	452,284		15,355,042
Urovant Sciences Ltd.(a)	199,291		1,757,747
Total Health Care			26,226,706

Energy (0.6%)
Cameco Corp.	500,000		4,385,000

TOTAL COMMON STOCKS (Cost $32,650,914)			$30,611,706

EXCHANGE TRADED FUNDS (9.0%)
iShares 20+ Year Treasury Bond ETF	26,989		3,974,940
iShares iBoxx High Yield Corporate Bond ETF	109,049		9,504,711
iShares iBoxx Investment Grade Corporate Bond ETF	72,426		9,328,469
iShares J.P. Morgan USD Emerging Markets Bond ETF	72,479		8,336,535
iShares National Muni Bond ETF	43,350		4,993,920
SPDR Gold Trust (a)	154,828		22,256,525
United States Natural Gas Fund LP	2,500		49,425
Vanguard High Yield Dividend Yield Fund ETF	41,565		3,581,240
TOTAL EXCHANGE TRADED FUNDS (Cost $59,537,627)			$62,025,765

PREFERRED STOCKS (1.4%) (b)
Federal Home Loan Mortgage Corp. (a), 5.57%, Series V	73,338		748,048
Federal Home Loan Mortgage Corp. (a), 6.02%, Series X	30,723		352,700
Federal Home Loan Mortgage Corp. (a), 6.55%, Series Y	9,754		105,343
Federal Home Loan Mortgage Corp. (a), 7.875%, (3 month U.S. LIBOR + 4.16%) (c), December 31, 2022, Series Z	293,399		3,532,524
Federal National Mortgage Association (a), 4.50%, (3 month U.S. LIBOR + 0.75%), Series P	23,392		243,511
Federal National Mortgage Association (a), (2 YR CMT - 0.16%), March 31, 2020, Series F	2,598		51,700
Federal National Mortgage Association (a), 7.00% (10 YR CMT + 2.375%), Series O	5,462		113,063
Federal National Mortgage Association (a), 7.625%, Series R	9,503		102,632
Federal National Mortgage Association (a), 7.75% (3 month U.S. LIBOR +4.23%) (c), December 31, 2020(b), Series S	295,044		3,575,933
Federal National Mortgage Association(a), 8.25%, Series T	42,830		471,130
TOTAL PREFERRED STOCKS (Cost $8,162,183)			$9,296,584

OPTIONS PURCHASED (2.1%)(a)
	Contracts	Notional
Call Options Purchased (0.3%)
Beyond Meat, Inc., Expires November 15, 2019 at $175.00	500	8,381,500 USD	342,500
iPath B S&P 500 VIX Short-Term Futures ETN , Expires September 6, 2019 at $31.00	745	2,011,500 USD	23,840
SX5E Dividend Points Index, Expires December 16, 2022 at $105.00	100,000	11,050,000 EUR	1,405,680
Total Call Options Purchased (Premiums paid $2,484,901)			1,772,020

Put Options Purchased (0.5%)
iShares Nasdaq Biotechnology ETF, Expires September 6, 2019 at $100.50	6,000	61,758,000 USD	288,000
S&P 500 Index, Expires September 3, 2019 at $2,765.00	1,500	438,969,000 USD	45,000
S&P 500 Index, Expires September 3, 2019 at $2,780.00	1,000	292,646,000 USD	50,000
S&P 500 Index, Expires September 3, 2019 at $2,855.00	1,500	438,969,000 USD	429,000
S&P 500 Index, Expires September 3, 2019 at $2,860.00	1,000	292,646,000 USD	345,000
S&P 500 Index, Expires October 18, 2019 at $2,850.00	30	8,779,380 USD	148,800
SPX Volatility Index, Expires September 18, 2019 at $16.00	14,000	26,572,000 USD	735,000
SPX Volatility Index, Expires September 18, 2019 at $17.00	12,000	22,776,000 USD	1,110,000
SX5E Dividend Points Index, Expires December 18, 2020 at $115.00	700,000	77,350,000 EUR	269,266
Total Put Options Purchased (Premiums paid $4,390,361)			3,420,066

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

	Shares	Counterparty	Notional / Vega Notional	Value
Over the Counter Options Purchased (1.2%)
1 Year Swaption Payer, 2.25% vs. 3 Mo LIBOR, Expires September 11, 2019	—	MS	500,000,000 USD	$—
1 Year Swaption Payer, 2.25% vs. 3 Mo LIBOR, Expires September 11, 2019(d)	—	MS	500,000,000 USD	—
Dispersion Basket, 30% Volatility Strike, Expires December 20, 2019(e) ^	—	MS	80,000,000 USD	398,000
Dispersion Basket, 9% Volatility Strike, Expires January 17, 2020(e) ^	—	CITI	25,000,000 USD	182,775
EUR / USD & EUR / CHF Dual Digital Option, Expires October 24, 2019(f)	—	CS	4,800,000 EUR	467,001
EUR / USD & USD / CAD Dual Digital Option, Expires October 7, 2019(g)	—	CITI	6,000,000 USD	150,522
EUR / USD & USD / JPY Dual Digital Option, Expires October 24, 2019(h)	—	CITI	6,000,000 USD	851,772
EUR / USD & USD / RUB & USD / IDR Worst of Put, Expires January 20, 2020(i)	—	DB	132,000,000 USD	327,624
MXN Call / EUR Put Binary Option, Expires March 27, 2020 at 21.00 MXN	—	MS	6,000,000 EUR	765,932
SX5E & EUR / USD Dual Digital Option, Expires December 20, 2019(j)	—	DB	5,800,000 USD	744,755
SX5E & EUR / USD Dual Digital Option, Expires October 18, 2019(k)	—	MS	3,000,000 EUR	101,532
SX5E Index Digital Call Option, Expires December 17, 2021 at $4,000.00	—	CITI	3,000,000 EUR	481,481
SX5E Index Digital Call Option, Expires December 17, 2021 at $4,000.00	—	UBS	5,000,000 EUR	802,469
TRY Call / EUR Put Digital Option, Expires January 24, 2020 at 6.25 TRY	—	DB	2,000,000 EUR	433,508
TRY Call / USD Put, Expires December 20, 2019 at 5.75 TRY(l)	—	MS	50,000,000 USD	445,700
USD / INR & USD / TWD Dual Digital Option, Expires September 9, 2019(m)	—	DB	5,000,000 USD	49,965
USD / JPY & USD / KRW Dual Digital Option, Expires November 22, 2019(n)	—	CITI	5,500,000 USD	464,404
USD Call / CNH Put, Expires November 14, 2019 at 7.15 EUR(o)	—	DB	120,000,000 USD	929,520
USD Call / EUR Put Binary Option, Expires May 26, 2021 at 1.05 EUR	—	CS	3,000,000 EUR	490,236
USD Call / SAR Put Binary Option, Expires February 24, 2020 at 4.2 SAR	—	MS	5,000,000 USD	—
Total Over the Counter Options Purchased (Premiums paid $8,476,251)				8,087,196

Currency Options Purchased (0.1%)
AUD Call / USD Put, Expires September 20, 2019 at 0.72 USD	—	MS	110,000,000 AUD	148
EUR Call / USD Put, Expires September 6, 2019 at 1.095 EUR	—	CITI	230,000,000 EUR	182,002
EUR Call / USD Put, Expires September 6, 2019 at 1.125 EUR	—	MS	150,000,000 EUR	824
NOK Call / USD Put, Expires September 6, 2019 at 8.35 NOK	—	MS	80,000,000 USD	—
USD Call / EUR Put, Expires October 4, 2019 at 1.09 EUR	—	DB	120,000,000 EUR	466,347
Total Currency Options Purchased (Premiums paid $1,324,624)				649,321

TOTAL OPTIONS PURCHASED (Premiums paid $16,676,137)				$13,928,603

SHORT-TERM INVESTMENTS (46.9%)
Fidelity Investments Money Market Funds - Gvmt. Portfolio - Class I, 2.00% (p)	307,270,223			307,270,223
STIT Invesco Government & Agency Portfolio - Institutional Class, 2.02% (p) (q)	15,583,424			15,583,424
TOTAL SHORT-TERM INVESTMENTS (Cost $322,853,647)				$322,853,647

TOTAL INVESTMENTS (63.8%) (Cost $439,880,508)				$438,716,305

OTHER ASSETS IN EXCESS OF LIABILITIES (36.2%)				249,013,231
TOTAL NET ASSETS (100.0%)				$687,729,536

Counterparty abbreviations:  BAML - Bank of America Merrill Lynch, CS - Credit Suisse, CITI - Citigroup, DB - Deutsche Bank Securities,  MS - Morgan Stanley

^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	All Federal Home Loan Mortgage Corp. and Federal National Mortgage Association are callable. The date disclosed is the next call date. If no date, issue is callable at any time.

(c)	Variable Rate security. Rates disclosed as of August 31, 2019.

(d)	Payment from Swaption payer is contigent on if the SPX Index is below 2,750.00.

(e)	Terms and underlying basket components are listed on the following page.

(f)	Payment from counterparty is received if the EUR/USD exchange rate is below 1.10 and the EUR/CHF exchange rate is above 1.11 at expiration.

(g)	Payment from counterparty is received if the EUR/USD exchange rate is above 1.15 and the USD/CAD exchange rate is above 1.35 at expiration.

(h)	Payment from counterparty is received if the EUR/USD exchange rate is below 1.10 and the USD/JPY exchange rate is below 105 at expiration.

(i)
The final payout will equal the minimum value of one of the following three components multiplied by the notional amount  as of January 20, 2020. If each of the return is negative, the option will expire worthless.

1. EUR / USD 1.1559 strike.
2. USD / RUB 64.964 strike.
3. USD / IDR 14,377 strike.

(j)	Payment from counterparty is received if the SX5E Index is below 3,050.00 and the EUR/USD exchange rate is at or below 1.11 at expiration.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

(k)	Payment from counterparty is received if the SX5E Index is below 3,250.00 and the EUR/USD exchange rate is above 1.15 at expiration.

(l)	Option includes reverse knockout barrier at the TRY/USD exchange rate of 5.10. If exchange rate decreases below the barrier, the option becomes worthless.

(m)	Payment from counterparty is received if the USD/INR exchange rate is below 68.50 and the USD/TWD exchange rate is above 31.75 at expiration.

(n)	Payment from counterparty is received if the USD/JPY exchange rate is at or below 103 and the USD/KRW exchange rate is at or above 1,250 at expiration.

(o)	Option includes reverse knockout barrier at the USD/CNH exchange rate of 7.50. If exchange rate increases above the barrier, the option becomes worthless.

(p)	Rate quoted is seven-day yield at period end.

(q)	Position held in the Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

The following tables provide information on the underlying components of each option on dispersion basket. Underlying components are equally weighted. The payout will equal the notional amount multiplied by the average absolute difference between the return of each underlying security and the return of the basket in excess of the strike. If the average difference is less than the strike, the option will expire worthless.

Citi Dispersion Basket, 9% Volatility Strike, Expires January 17, 2020
Effective November 28, 2018   Notional: $25,000,000

Initial Price Level
Security	at November 28, 2018

Bank of America Corp.	28.43 USD
Wells Fargo & Co.	54.35 USD
JPMorgan Chase & Co.	110.94 USD
Morgan Stanley	45.31 USD
The Goldman Sachs Group, Inc.	198.35 USD

Morgan Stanley Dispersion Basket, 30% Volatility Strike, Expires December 20, 2019
Effective January 10, 2018   Notional: $80,000,000

	Initial Price Level
Security	at January 10, 2018

Alphabet, Inc. - Class A	1110.14	USD
Analog Devices, Inc.	90.11	USD
Apple, Inc.	174.29	USD
Aptiv plc	90.46	USD
Bayerische Motoren Werke AG	89.40	EUR
BP plc	530.50	GBP
Continental AG	242.40	EUR
Daimler AG-REG	74.15	EUR
Ford Motor Co.	13.03	USD
General Motors Co.	43.00	USD
Hitachi Ltd.	917.50	JPY
Honda Motor Corp	4102.00	JPY
Infineon Technologies AG	24.57	EUR
Michelin	128.85	EUR
Nidec Corp	16865.00	JPY
Progressive Corp	55.68	USD
Renault SA	88.09	EUR
Royal Dutch Shell plc - Class A	2557.00	GBP
SKF AB - Class B	187.50	SEK
Tesla, Inc.	334.80	USD
The Allstate Corp	100.43	USD
The Goodyear Tire & Rubber Co.	33.47	USD
Toyota Motor Corp	7706.00	JPY
Umicore S.A.	43.62	EUR
Valeo S.A.	65.68	EUR
Volkswagen AG-PREF	178.20	EUR

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

SECURITIES SOLD SHORT (-0.5%)	Shares		Value

COMMON STOCK (-0.5%)

Packaged Foods (-0.4%)
Beyond Meat, Inc.	(18,300)		$(3,067,629)
TOTAL COMMON STOCK (Cost $3,560,276)

EXCHANGE TRADED FUND (-0.1%)
Invesco DB US Dollar Bullish Fund ETF	(16,200)		(435,294)
TOTAL EXCHANGE TRADED FUND (Cost $419,263)

TOTAL SECURITIES SOLD SHORT (Proceeds $3,979,539)			$(3,502,923)

WRITTEN OPTIONS (-2.3%)
	Contracts	Notional
Call Options Written (-0.8%)
iPath B S&P 500 VIX Short-Term Futures ETN , Expires January 15, 2021 at $50.00	(2,500)	(6,750,000) USD	(1,200,000)
S&P 500 Index, Expires December 20, 2019 at $2,950.00	(180)	(52,676,280) USD	(1,642,500)
SPDR Gold Trust, Expires January 17, 2020 at $136.00	(2,000)	(28,750,000) USD	(2,045,000)
SX5E Dividend Points Index, Expires December 16, 2022 at $115.00	(100,000)	(11,050,000) EUR	(728,668)
Total Call Options Written (Premiums received $4,402,191)			(5,616,168)

Put Options Written (-0.9%)
iShares iBoxx High Yield Corporate Bond ETF, Expires December 20, 2019 at $85.00	(5,000)	(43,580,000) USD	(625,000)
iShares J.P. Morgan USD Emerging Markets Bond, Expires December 20, 2019 at $112.00	(3,250)	(37,381,500) USD	(422,500)
S&P 500 Index, Expires September 3, 2019 at $2,810.00	(3,000)	(877,938,000) USD	(240,000)
S&P 500 Index, Expires September 3, 2019 at $2,820.00	(2,000)	(585,292,000) USD	(210,000)
S&P 500 Index, Expires October 18, 2019 at $2,850.00	(100)	(29,264,600) USD	(492,000)
S&P 500 Index, Expires December 20, 2019 at $2,950.00	(150)	(43,896,900) USD	(1,790,250)
SPDR Gold Trust, Expires January 17, 2020 at $116.00	(2,000)	(28,750,000) USD	(14,000)
SPX Volatility Index, Expires September 18, 2019 at $15.00	(12,000)	(22,776,000) USD	(300,000)
SPX Volatility Index, Expires September 18, 2019 at $16.00	(12,000)	(22,776,000) USD	(630,000)
SPX Volatility Index, Expires October 16, 2019 at $16.00	(14,000)	(26,572,000) USD	(1,085,000)
SX5E Dividend Points Index, Expires December 16, 2022 at $90.00	(100,000)	(11,050,000) EUR	(383,567)
Total Put Options Written (Premiums received $7,834,515)			(6,192,317)

	Counterparty	Notional
Over the Counter Options Written (-0.6%)
1Year Swaption Payer, 2.45% vs. 3 Mo LIBOR, Expires September 11, 2019	MS	(500,000,000) USD	—
EUR Call / MXN Put Binary Option, Expires March 27, 2020 at 23.00 MXN	MS	(1,500,000) EUR	(823,094)
EUR Call / USD Put Binary Option, Expires May 26, 2021 at 1.2 EUR	CS	(3,000,000) EUR	(772,956)
USD Call / AUD Put Binary Option, Expires September 20, 2019 at 0.7 AUD	MS	(1,100,000) AUD	(1,079,936)
USD Call / NOK Put Binary Option, Expires September 6, 2019 at 8.5 NOK	MS	(800,000) USD	(799,726)
USD Call / TRY Put Binary Option, Expires December 20, 2019 at 6.0 TRY	MS	(1,000,000) USD	(492,660)
Total Over the Counter Options Written (Premiums received $3,461,372)			(3,968,372)

TOTAL WRITTEN OPTIONS (Premiums received $15,698,078)			$(15,776,857)

Counterparty abbreviation: MS - Morgan Stanley, CS - Credit Suisse

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

FORWARD CURRENCY CONTRACTS (0.2%)

Counterparty	Settlement Date	Currency Delivered	Delivered Currency Value ($) August 31, 2019	Currency Received	Received Currency Value ($) August 31, 2019	Unrealized Appreciation / (Depreciation)
DB	10/4/2019	1,387,800,000 THB	$(45,281,513)	45,000,000 USD	$45,000,000	$(281,513)
MS	12/20/2019	38,888,000 OMR	(100,819,509)	100,000,000 USD	100,000,000	(819,509)

TOTAL FORWARD CURRENCY CONTRACTS						$(1,101,022)

FUTURES CONTRACTS (0.0%)
	Contracts	Notional ($)	Value & Unrealized Appreciation / (Depreciation)
CME Bitcoin Futures Sep 2019	(62)	(2,991,500)	(30,156)
Gasoline RBOB Futures Oct 2019(a)	(269)	(17,282,551)	(20,800)

TOTAL FUTURES CONTRACTS			$(50,956)

CREDIT DEFAULT SWAP CONTRACTS

Counterparty	Buy / Sell Protection	Reference Entity(c)	Rate Paid / (Received) by the Fund	Payment Frequency	Termination Date	Notional	Fair Value	Up Front Premium Paid / (Received)	Unrealized Gain / (Loss)
BAML	Buy	CDX EM 25	1.00%	Quarterly	6/20/2021	$19,000,000	(86,712)	$518,414	$(605,126)
MS	Buy	NJ STATE	1.00%	Quarterly	6/20/2023	7,000,000	(155,267)	(63,355)	(91,912)
MS	Buy	S KOREA	1.00%	Quarterly	9/20/2020	10,000,000	(112,900)	(41,130)	(71,770)

TOTAL OF CREDIT DEFAULT SWAP CONTRACTS							$(354,879)	$413,929	$(768,808)

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, DB - Deutsche Bank,  MS - Morgan Stanley

(a)	Position held in Subsidiary.

(c)	The following is a description of each reference entity:

CDX EM 25 – CDX Emerging Markets S25 1.00% June 20, 2021
NJ STATE – State of New Jersey 5.250% June 20, 2023
S KOREA – Republic of Korea 7.125% September 20, 2020

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity (a)	Rate Paid / (Received) by the Fund	Payment Frequency	Termination Date	Notional		Unrealized Gain / (Loss)
BAML	MLBX4SX6 (b)	1.40%	Monthly	6/17/2020	19,125,006	USD	$-
BAML	MLBX4SX6 (b)	1.40%	Monthly	3/13/2020	35,962,780	USD	-
BAML	MLBX4SX6 (b)	1.40%	Monthly	5/1/2020	21,757,482	USD	-
BAML	MLBX5HC1 (b)	-	Monthly	3/13/2020	22,322,476	USD	-
BAML	MLBX5HC1 (b)	-	Monthly	3/20/2020	20,293,160	USD	-
BAML	MLBX5HC1 (b)	-	Monthly	5/1/2020	20,364,186	USD	-
BAML	MLIQSELS	3 Mo. LIBOR - 0.050%	Quarterly	10/3/2019	32,997,588	USD	(833,334)
SG	SGI CODA LSX 5x Index (b)	-	At Maturity	8/10/2020	33,200,000	USD	(106,420)
SG	SGI W US Gravity Index	0.50%	Monthly	8/24/2020	45,000,000	USD	896,235
SG	Wildcat Ludician 2 USD ER Index	0.40%	Monthly	7/31/2020	20,000,000	USD	77,495

TOTAL OF TOTAL RETURN SWAP CONTRACTS							$33,976

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, SG - Societe Generale

(a) The following tables provide information on the underlying components of each total return swap contract.

(b) Position held in Subsidiary. See Notes.

MLBX4SX6, MLBX5HC1 - Merrill Lynch Wildcat Commodity Relative Value Indices employ commodity relative value strategies using commodity futures across agriculture, energy, industrial metals, precious metals, and livestock.

Swap Reference Entity:	MLBX4SX6			Swap Reference Entity:	MLBX5HC1

Underlying Instrument	Quantity	Value	% of Total Basket Value ^	Underlying Instrument	Quantity	Value	% of Total Basket Value ^
WTI Crude Futures Nov 2019	(589)	$(32,308,067)	5.7%	WTI Crude Futures Jan 2020	(513)	$(27,797,847)	5.2%
WTI Crude Futures Dec 2019	586	31,976,817	5.6%	WTI Crude Futures Mar 2020	519	27,752,809	5.2%
Brent Crude Futures Nov 2019	(481)	(28,473,255)	5.1%	Brent Crude Futures Nov 2019	(427)	(25,325,609)	4.8%
Brent Crude Futures Jan 2020	482	27,932,933	5.0%	Brent Crude Futures Mar 2020	435	24,984,351	4.7%
Natural Gas Futures Nov 2019	(1,089)	(25,257,823)	4.4%	Copper Futures Mar 2020	356	22,787,534	4.3%
Natural Gas Futures Dec 2019	1,003	24,970,552	4.4%	Copper Futures Dec 2019	(357)	(22,777,721)	4.3%
Corn Futures Mar 2020	1,125	21,502,872	3.8%	Natural Gas Futures Jan 2020	(776)	(20,106,500)	3.8%
Soybean Futures Mar 2020	480	21,463,447	3.8%	Natural Gas Futures Mar 2020	808	19,954,139	3.7%
Corn Futures Dec 2019	(1,157)	(21,386,721)	3.8%	Corn Futures Dec 2019	(1,067)	(19,725,428)	3.7%
Soybean Futures Nov 2019	(489)	(21,256,685)	3.8%	Corn Futures Mar 2020	1,032	19,723,017	3.7%
LME Nickel Futures Nov 2019	(152)	(16,379,657)	2.9%	Soybean Futures Jan 2020	(411)	(18,107,141)	3.4%
LME Nickel Futures Dec 2019	152	16,277,147	2.9%	Soybean Futures Mar 2020	405	18,101,457	3.4%
LME Pri Alum Futures Nov 2019	(351)	(15,370,618)	2.7%	LME Pri Alum Futures Mar 2020	294	13,013,476	2.4%
LME Pri Alum Futures Dec 2019	347	15,226,717	2.7%	LME Pri Alum Futures Jan 2020	(296)	(13,009,908)	2.4%
Live Cattle Futures Feb 2020	287	12,521,581	2.2%	LME Nickel Futures Jan 2020	(116)	(12,402,359)	2.3%
Live Cattle Futures Oct 2019	(311)	(12,326,166)	2.2%	LME Nickel Futures Mar 2020	116	12,371,560	2.3%
Soybean Meal Futures Mar20	397	11,898,208	2.1%	Live Cattle Futures Oct 2019	(291)	(11,523,783)	2.2%
Soybean Meal Futures Dec 2019	(401)	(11,840,944)	2.1%	Live Cattle Futures Feb 2020	261	11,397,079	2.1%
Soybean Oil Futures Dec 2019	(681)	(11,769,168)	2.1%	Soybean Meal Futures Jan 2020	(340)	(10,096,450)	1.9%
Soybean Oil Futures Jan 2020	672	11,698,681	2.1%	Soybean Meal Futures Mar 2020	337	10,089,396	1.9%
Sugar #11 (World) May 2020	826	11,453,817	2.0%	Soybean Oil Futures Mar 2020	552	9,688,617	1.8%
Sugar #11 (World) Mar 2020	(829)	(11,357,705)	2.0%	Soybean Oil Futures Jan 2020	(557)	(9,686,662)	1.8%
LME Zinc Futures Nov 2019	(192)	(10,604,881)	1.9%	Gasoline RBOB Futures Mar 2020	154	9,606,969	1.8%
LME Zinc Futures Dec 2019	192	10,567,233	1.9%	Gasoline RBOB Futures Jan 2020	(155)	(9,605,992)	1.8%
Wheat Futures (CBT) Mar 2020	449	10,547,760	1.9%	LME Zinc Futures Mar 2020	173	9,499,703	1.8%
Wheat Futures (CBT) Dec 2019	(456)	(10,546,878)	1.9%	LME Zinc Futures Jan 2020	(173)	(9,497,455)	1.8%
Gasoline RBOB Futures Dec 2019	168	10,475,336	1.9%	Wheat Futures (Cbt) Mar 2020	397	9,334,249	1.8%
Low Sulphur Gasoil Futures Nov 2019	(181)	(10,139,142)	1.8%	Wheat Futures (Cbt) Dec 2019	(403)	(9,313,733)	1.8%
Low Sulphur Gasoil Futures Dec 2019	181	10,049,999	1.8%	Sugar #11 (World) Mar 2020	669	9,168,959	1.7%
Gasoline RBOB Futures Nov 2019	(151)	(9,553,705)	1.7%	Sugar #11 (World) Oct 2019	(730)	(9,106,398)	1.7%
Coffee 'C' Futures Dec 2019	(241)	(8,764,699)	1.6%	Low Sulfur Gasoil Futures Jan 2020	(160)	(8,824,814)	1.7%
Coffee 'C' Futures Mar 2020	232	8,723,299	1.6%	Low Sulfur Gasoil Futures Mar 2020	161	8,812,278	1.7%
NY Harbor ULSD Futures Nov 2019	(109)	(8,415,921)	1.5%	Coffee 'C' Futures Dec 2019	(203)	(7,383,918)	1.4%
NY Harbor ULSD Futures Dec 2019	108	8,348,522	1.5%	Coffee 'C' Futures Mar 2020	196	7,376,443	1.4%
Lean Hogs Futures Feb 2020	262	7,499,376	1.3%	NY Harbor ULSD Futures Jan 2020	(95)	(7,332,934)	1.4%
Lean Hogs Futures Dec 2019	(280)	(7,104,632)	1.3%	NY Harbor ULSD Futures Mar 2020	96	7,317,817	1.4%
Cotton No.2 Futures Dec 2019	(146)	(4,307,096)	0.8%	Lean Hogs Futures Feb 2020	251	7,176,183	1.4%
Cotton No.2 Futures Mar 2020	144	4,279,104	0.8%	Lean Hogs Futures Oct 2019	(271)	(6,898,440)	1.3%
KC HRW Wheat Futures Dec 2019	(193)	(3,834,124)	0.7%	Cotton No.2 Futures Dec 2019	(132)	(3,877,725)	0.7%
KC HRW Wheat Futures Mar 2020	185	3,815,759	0.7%	Cotton No.2 Futures Mar 2020	130	3,874,631	0.7%
LME Copper Futures Dec 2019	(1)	(137,668)	0.0%	KC HRW Wheat Futures Mar 2020	170	3,509,488	0.7%
				KC HRW Wheat Futures Dec 2019	(176)	(3,505,053)	0.7%
		$93,605	100.0%	Brent Crude Futures Jan 2020	1	29,840	0.0%
				Live Cattle Futures Dec 2019	1	29,469	0.0%
				Lean Hogs Futures Dec 2019	(1)	(19,652)	0.0%

						$(326,058)	100.0%

^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2019

Swap Reference Entity:	MLIQSELS			Swap Reference Entity:	IND1LX5X

MLIQSELS is a baset of long equity securities with a heathcare and technology focus.				IND1LX5X Index tracks the performance of a dynamic basket of commodity futures.

Underlying Instrument	Quantity	Value	% of Total Basket Value ^	Underlying Instrument	Quantity	Value	% of Total Basket Value ^
GW Pharmaceuticals plc - ADR	6,592	$7,814,322	14.8%	Copper Futures Dec 2019	(721)	$(45,996,045)	16%
Neurocrine Biosciences Inc.	36,915	4,966,725	9.5%	Copper Futures Mar 2020	717	45,926,763	16%
Visa Inc. - Class A Shares	7,647	3,958,150	7.5%	Soybean Futures May 2020	842	38,091,826	13%
Incyte Corp	3,822	3,293,091	6.2%	Soybean Futures Mar 2020	(847)	(37,864,795)	13%
Mastercard Inc. - Class A Shares	8,667	2,628,277	5.0%	Live Cattle Futures Apr 2020	536	23,849,218	8%
Array BioPharma Inc.	7,929	2,296,321	4.4%	Live Cattle Futures Oct 2019	(539)	(21,336,782)	7%
International Business Machines Corp.	3,650	1,843,615	3.5%	Coffee 'C' Futures Mar 2020	(418)	(15,712,280)	5%
PayPal Holdings Inc.	5,339	1,551,563	2.9%	Coffee 'C' Futures May 2020	332	12,782,344	4%
Madrigal Pharmaceuticals Inc.	5,762	1,479,677	2.8%	Lean Hogs Futures Oct 2019	(485)	(12,327,333)	4%
Intuit Inc.	5,113	1,432,861	2.7%	Lean Hogs Futures Dec 2019	482	12,231,763	4%
Global Payments Inc.	7,209	1,422,449	2.7%	KC HRW Wheat Futures Mar 2020	(268)	(5,534,202)	2%
FleetCor Technologies Inc.	5,634	1,415,908	2.7%	KC HRW Wheat Futures Dec 2019	266	5,280,847	2%
First Data Corp. - Class A Shares	5,322	1,411,378	2.7%	Soybean Oil Futures Mar 2020	(241)	(4,229,065)	2%
EPAM Systems Inc.	34,259	1,323,621	2.5%	Soybean Oil Futures May 2020	234	4,159,406	1%
Accenture plc - Class A Shares	11,970	1,317,236	2.5%	Coffee 'C' Futures Dec 2019	83	3,017,967	1%
Beigene Ltd. - ADR	10,215	1,274,200	2.4%	WTI Crude Futures Jan 2020	10	548,838	0%
Argenx SE - ADR	3,443	1,231,949	2.3%	Brent Crude Futures Nov 2019	(8)	(492,876)	0%
ACADIA Pharmaceuticals Inc.	12,278	1,205,285	2.3%	Brent Crude Futures Jan 2020	8	479,209	0%
Ascendis Pharma A/S - ADR	33,519	1,113,690	2.1%	Soybean Meal Futures Mar 2020	(7)	(208,023)	0%
Mirati Therapeutics Inc.	6,818	1,088,562	2.1%	Soybean Meal Futures Jan 2020	7	204,827	0%
Cognizant Technology Solutions - Class A Shares	10,464	991,387	1.9%	Corn Futures Dec 2019	(11)	(200,073)	0%
Biomarin Pharmaceutical Inc.	6,378	988,615	1.9%	Low Sulphur Gasoil Futures Nov 2019	(3)	(175,510)	0%
GoDaddy Inc. - Class A Shares	12,288	985,634	1.9%	Low Sulphur Gasoil Futures Mar 2020	2	136,841	0%
Alexion Pharmaceuticals Inc.	6,658	872,078	1.7%	Lme Zinc Futures Jan 2020	(2)	(110,215)	0%
Amarin Corp. plc - ADR	43,352	844,806	1.6%	Sugar #11 (World) May 2020	(8)	(108,150)	0%
Seattle Genetics Inc.	12,422	544,146	1.0%	Wheat Futures (CBT) Dec 2019	(4)	(98,666)	0%
Principia Biopharma Inc.	30,960	447,300	0.8%	Gasoline RBOB Futures Nov 2019	(1)	(89,375)	0%
Virtusa Corp.	16,838	372,531	0.7%	NY Harbor ULSD Futures Mar 2020	(1)	(77,862)	0%
Rhythm Pharmaceuticals Inc.	38,428	359,757	0.7%	LME Zinc Futures Mar 2020	1	72,751	0%
Cerus Corp.	7,185	336,162	0.6%	Cotton No.2 Futures Mar 2020	(1)	(40,711)	0%
Invitae Corp.	36,825	278,286	0.5%	LME Zinc Futures Nov 2019	1	36,516	0%
CymaBay Therapeutics Inc.	22,590	173,853	0.3%	Low Sulphur Gasoil Futures Jan 2020	1	34,507	0%
Heron Therapeutics Inc.	10,945	153,568	0.3%	LME Nickel Futures Nov 2019	(0)*	(1,533)	0%
Insmed Inc.	8,824	73,585	0.1%	LME Pri Alum Futures Jan 2020	(0)*	(1,443)	0%

		$52,734,496	100.0%			$1,704,302	100.0%

Swap Reference Entity:	SGI W US Gravity Index

SGI W US Gravity Index aims to generate positive performance from potential mean-reversion patterns in the levels of the S&P 500 index using futures on the index.

Underlying Instrument	Quantity	Value	% of Total Basket Value ^
S&P 500 Futures Sep 2020	(16)	$(11,958,456)	100.0%

Swap Reference Entity: Wildcat Ludician 2 USD ER Index

Wildcat Ludician 2 USD ER Index aims to generate positive performance from trading VIX Index futures.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
CBOE VIX Futures Sep 2019	(12)	$(229,108)	67.3%
CBOE VIX Futures Oct 2019	(6)	(111,484)	32.7%

		$(340,592)	100.0%

^ Presented as percentage of absolute value.

* Amount held in basket is less than one contract.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

CORRELATION SWAP CONTRACTS ^

		Correlation	Effective	Termination	Vega	Unrealized
Counterparty	Underlying Positions(a)	Strike	Date	Date	Notional	Gain / (Loss)
CITI	SX5E & EUR/GBP FX	-29.00%	1/2/2019	12/18/2020	25,000 EUR	$370,449
CITI	SX5E & EUR/GBP FX	-30.00%	1/8/2019	12/17/2021	25,000 EUR	445,363
CITI	SX5E & EUR/GBP FX	-32.00%	4/26/2017	12/20/2019	50,000 EUR	996,977
CITI	SX5E & EUR/KRW FX	-48.00%	1/2/2019	12/18/2020	50,000 EUR	1,584,970
CITI	SX5E & EUR/KRW FX	-55.00%	4/26/2018	12/24/2019	33,000 EUR	1,390,956
CITI	SX5E & EUR/USD FX	-22.00%	2/28/2019	12/16/2022	50,000 EUR	974,602
CITI	SX5E & EUR/USD FX	-24.50%	2/16/2018	12/20/2019	50,000 EUR	1,237,176
CITI	SX5E & EUR/USD FX	-27.00%	3/23/2018	12/20/2019	40,000 EUR	1,342,144
CS	SX5E & EUR/USD FX	-20.00%	1/22/2019	12/18/2020	25,000 USD	445,882
CS	SX5E & EUR/USD FX	-17.00%	6/5/2019	12/16/2022	25,000 USD	416,223
DB	EUR/CNH FX & USD/CNH FX	34.50%	10/22/2018	10/21/2019	(25,000) USD	(308,995)
DB	EUR/CNH FX & USD/CNH FX	35.00%	2/1/2019	2/3/2020	(37,500) USD	(672,211)
DB	EUR/GBP FX & USD/GBP FX	73.00%	12/5/2018	12/5/2019	(60,000) USD	50,282
DB	SX5E & EUR/USD FX	-20.00%	10/2/2018	12/18/2020	25,000 EUR	578,407
DB	SX5E & EUR/USD FX	-21.00%	2/28/2019	12/17/2021	25,000 USD	438,262
DB	SX5E & EUR/USD FX	-21.00%	3/1/2019	12/17/2021	25,000 USD	413,693
DB	SX5E & EUR/USD FX	-21.50%	10/30/2018	12/18/2020	25,000 USD	420,143
DB	USD/KRW FX & EUR/KRW FX	61.00%	1/8/2019	7/7/2020	(30,000) USD	218,638
MS	EUR/KRW FX & USD/KRW FX	59.50%	5/9/2019	5/11/2020	(100,000) USD	263,841
MS	SX5E & SPX	76.50%	1/18/2019	12/17/2021	(50,000) USD	270,293
MS	SX5E & EUR/GBP FX	-25.00%	1/31/2018	12/18/2020	30,000 EUR	313,832
MS	SX5E & EUR/GBP FX	-30.50%	4/30/2018	12/20/2019	33,000 EUR	963,963
MS	SX5E & EUR/JPY FX	7.00%	1/5/2017	12/20/2019	25,000 EUR	796,255
MS	SX5E & EUR/USD FX	-21.50%	3/4/2019	12/16/2022	44,500 EUR	993,313
MS	SX5E & EUR/USD FX	-29.00%	10/6/2017	12/20/2019	30,000 EUR	873,210
MS	USD/KRW FX & EUR/KRW FX	59.00%	9/6/2018	9/8/2020	(105,000) USD	474,130
MS	USD/KRW FX & EUR/KRW FX	61.75%	7/12/2018	7/14/2020	(95,000) USD	909,347
SG	SX5E & EUR/USD FX	-28.00%	4/3/2018	6/19/2020	50,000 EUR	1,630,423
SG	SX5E & EUR/KRW FX	-48.00%	3/7/2018	9/20/2019	35,000 EUR	1,145,258

TOTAL OF CORRELATION SWAP CONTRACTS						$18,976,826

DISPERSION SWAP CONTRACTS ^

		Effective	Termination	Vega	Unrealized
Counterparty	Reference Entity(b)	Date	Date	Notional	Gain / (Loss)
BAML	NDX Custom Basket	3/4/2019	1/17/2020	494,000 USD	$974,001
CITI	SX5E Custom Basket	6/14/2018	12/20/2019	500,000 EUR	3,502,645
CS	SX7E Custom Basket	2/28/2019	12/20/2019	250,000 EUR	878,297

TOTAL OF DISPERSION SWAP CONTRACTS					$5,354,943

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, CITI - Citigroup, CS - Credit Suisse, DB - Deutsche Bank, MS - Morgan Stanley, SG - Societe Generale

Reference entity abbreviation: NDX - NASDAQ 100 Stock Index, SX5E - Euro Stoxx 50 Index, SX7E - Euro Stoxx Banks Index, SPX - S&P 500 Index

^	Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a)	Payment to or from counterparty is based on the realized correlation between each pair of underlying positions listed in each swap’s description from effective date until termination date. Payment occurs at termination date.

(b)	The table on the following page provides information on the underlying components of the dispersion swap contract. Payment occurs at termination date.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

Bank of America Merrill Lynch NDX Custom Basket

Effective date: March 4, 2019 Termination Date: January 17, 2020

Swap has two legs. The first leg’s underlying reference is the NDX Index. The second leg references a basket of underlying securities listed below. Payment to or from Citigroup is based on the comparative variance of the underlying components of each leg.

	Volatility	Vega
Underlying Security	Strike (USD)	Notional
NDX Index	20.03%	$(494,000)
Mondelez International Inc. Class A	20.67	26,000
Check Point Software Technologies L	23.31	26,000
Starbucks Corp.	23.67	26,000
Citrix Systems Inc.	25.25	26,000
Microsoft Corp.	23.97	26,000
Celgene Corp.	28.48	26,000
Booking Holdings Inc.	26.13	26,000
Vertex Pharmaceuticals Inc.	33.46	26,000
Incyte Corp.	36.44	26,000
Intel Corp.	26.43	26,000
Broadcom Inc.	31.98	26,000
Amazon.Com Inc.	29.31	26,000
Netflix Inc.	40.03	26,000
Alphabet Inc. - Class A	23.47	26,000
Facebook Inc. - Class A	29.32	26,000
Advanced Micro Devices, Inc.	51.41	26,000
QUALCOMM Inc.	29.45	26,000
NXP Semiconductors NV	35.74	26,000
Skyworks Solutions Inc.	34.01	26,000

Citgroup SX5E Custom Basket

Effective date: June 14, 2018 Termination Date: December 20, 2019

Swap has two legs. The first leg’s underlying reference is the SX5E Index. The second leg references a basket of underlying securities listed below. Payment to or from Citigroup is based on the comparative variance of the underlying components of each leg.

	Volatility	Vega
Underlying Security	Strike (GBP)	Notional
SX5E Index	18.31%	(500,000) EUR
Crédit Agricole SA	23.26	25,000 EUR
Allianz SE-Reg	20.12	25,000 EUR
Bank of America Corp.	24.80	28,571 USD

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

	Volatility	Vega
Underlying Security	Strike (GBP)	Notional
Julius Baer Group Ltd.	24.12%	28,918 CHF
Banco Bilbao Vizcaya Argentaria SA	26.37	25,000 EUR
BNP Paribas SA	23.00	25,000 EUR
Muenchener Rueckver AG-Reg	19.88	25,000 EUR
Continental AG	23.92	25,000 EUR
AXA SA	21.73	25,000 EUR
Credit Suisse Group AG	25.30	28,918 CHF
Societe Generale SA	24.55	25,000 EUR
The Goldman Sachs Group Inc.	24.40	28,571 USD
ING Groep NV	23.53	25,000 EUR
Morgan Stanley	25.90	28,571 USD
Novartis AG-Reg	17.73	28,918 CHF
Renault SA	24.14	25,000 EUR
Roche Holding AG	16.55	28,918 CHF
Banco Santander SA	26.27	25,000 EUR
UBS Group AG	21.81	28,918 CHF
Peugeot SA	28.19	25,000 EUR

Credit Suisse SX7E Custom Basket

Effective date: February 28, 2019 Termination Date: December 20, 2019

Swap has two legs. The first leg’s underlying reference is the SX7E Index. The second leg references a basket of underlying securities listed below. Payment to or from Credit Suisse is based on the comparative variance of the underlying components of each leg.

	Volatility	Vega
Underlying Security	Strike (GBP)	Notional
SX7E Index	27.15%	(250,000) EUR
Iberdrola SA	28.73	31,250 EUR
BNP Paribas SA	27.45	31,250 EUR
ING Groep N.V.	25.82	31,250 EUR
Banco Bilbao Vizcay Argentaria, S.A.	27.11	31,250 EUR
Intesa Sanpaolo S.p.A.	28.50	31,250 EUR
UniCredit S.p.A.	35.96	31,250 EUR
Societe Generale SA	31.34	31,250 EUR
Credit Agricole SA	28.06	31,250 EUR

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

VARIANCE SWAP CONTRACTS *

		Volatility or	Effective	Termination	Vega	Unrealized
Counterparty	Swap Type & Reference Entity	Variance Strike #	Date	Date	Notional	Gain / (Loss)
BAML	NKY Up Variance Swap (9,615) (a) ^	21.65%	2/17/2017	12/11/2020	56,375,000 JPY	$(1,232,495)
BAML	RTY Volatility Swap	19.00%	6/6/2019	12/18/2020	200,000 USD	592,357
BAML	RTY Variance Swap	21.70%	10/16/2018	12/20/2019	(300,000) USD	353,234
BAML	RTY Variance Swap	22.40%	12/18/2020	12/17/2021	250,000 USD	(62,092)
BAML	RTY Variance Swap	22.75%	12/18/2020	12/17/2021	150,000 USD	240,621
BAML	SPX / SPX Knock-Out Variance Spread (b) ^	18.20% and 20.70%	2/28/2019	12/20/2019	250,000 USD	(560,683)
BAML	SPX Variance Swap	20.90%	2/17/2017	12/18/2020	(500,000) USD	2,176,050
BAML	SPX / SPX Up Variance Spread (c) ^	21.00% and 18.05%	1/15/2019	12/18/2020	500,000 USD	(1,036,950)
BAML	SX5E Up / SX5E Variance Spread (d) ^	17.25% and 21.75%	1/15/2019	12/18/2020	262,000 EUR	1,315,459
BAML	SX5E Variance Swap	19.95%	6/19/2020	6/18/2021	200,000 EUR	848,178
BAML	SX5E Variance Swap	20.63%	3/15/2019	12/17/2021	350,000 EUR	191,801
BNPP	NKY Variance Swap	21.00%	8/15/2019	9/13/2019	(10,000,000) JPY	503,254
CITI	HSCEI / SPX Variance Spread (e) ^	22.50% and 19.50%	5/30/2019	6/29/2020	400,000 USD	611,620
CITI	KOSPI / SPX Variance Spread (f) ^	18.00% and 21.25%	5/22/2019	6/10/2021	250,000 USD	521,937
CITI	SX5E Up Variance Swap (1,948.11) (a) ^	16.65%	5/29/2019	12/17/2021	350,000 EUR	1,256,900
CITI	SX5E Up Variance Swap (1,575.38) (a) ^	17.40%	2/7/2019	12/17/2021	400,000 EUR	749,512
CITI	SX5E Variance Swap	17.50%	2/7/2019	12/17/2021	(400,000) EUR	74,424
CS	NDX Variance Swap (5,862.69 / 8,051.43) (g) ^	21.15%	4/25/2019	12/20/2019	(400,000) USD	407,086
CS	RTY Volatility Swap	17.80%	5/22/2019	12/20/2019	400,000 USD	1,022,443
CS	SPX Down Variance Swap (2,940.53) (h) ^	19.75%	3/21/2019	12/20/2019	(250,000) USD	1,097,803
CS	SPX Variance Swap (2,324.46 / 2,992.75) (g) ^	17.00%	4/15/2019	12/20/2019	(425,000) USD	876,408
CS	SPX Variance Swap (2,288.80 / 2,946.83) (g) ^	18.75%	5/22/2019	12/20/2019	(400,000) USD	928,186
CS	SPX Variance Swap (2,203.57 / 3,084.99) (g) ^	19.20%	8/8/2019	12/20/2019	(330,000) USD	220,424
CS	USD / CHF Volatility Swap	6.15%	7/9/2019	7/9/2020	125,000 USD	100,082
CS	UKX Up Variance Swap (7,536.50) (a) ^	9.40%	7/9/2019	12/20/2019	400,000 GBP	1,301,069
DB	EFA Variance Swap	18.40%	3/15/2019	12/17/2021	600,000 USD	2,062,809
DB	EFA Variance Swap	18.40%	3/18/2019	12/17/2021	300,000 USD	1,031,404
DB	EUR / USD Volatility Swap	5.85%	5/31/2019	12/2/2019	600,000 USD	(97,194)
DB	GBP / USD Volatility Swap	10.85%	2/14/2019	2/17/2021	(250,000) USD	373,030
DB	HSCEI / SPX Variance Spread (i) ^	20.00% and 22.90%	6/28/2018	12/30/2020	150,000 USD	246,558
DB	HSCEI Up Variance Swap (7,846.23) (a) ^	22.40%	6/25/2018	6/29/2020	250,000 USD	(305,534)
DB	KOSPI Variance Swap	18.60%	12/12/2019	12/10/2020	500,000 USD	580,014
DB	KOSPI / SPX Variance Spread (j) ^	17.75% and 21.95%	12/18/2018	12/10/2020	250,000 USD	954,752
DB	KOSPI / SPX Variance Spread (k) ^	16.90% and 19.70%	10/19/2018	12/10/2020	250,000 USD	584,116
DB	MXWO Variance Swap	17.30%	3/15/2019	12/17/2021	(600,000) USD	1,544,479
DB	MXWO Variance Swap	17.30%	3/18/2019	12/17/2021	(300,000) USD	793,178
DB	NOK / SEK Volatility Swap	6.75%	2/14/2019	2/17/2021	2,126,500 NOK	(97,962)
DB	NKY Up Variance Swap (14,760.61) (a) ^	18.35%	6/26/2019	12/11/2020	53,750,000 JPY	1,246,455
DB	NKY Variance Swap (14,903.17 / 23,419.26) (g) ^	19.80%	3/13/2019	12/11/2020	33,600,000 JPY	62,625
DB	SPX Variance Swap (2,039.65 / 3,059.47 ) (g) ^	19.50%	6/26/2019	12/18/2020	(500,000) USD	742,829
DB	USD / JPY Volatility Swap (l)	7.05%	8/13/2019	8/14/2023	250,000 USD	268,372
DB	USD / JPY Volatility Swap (m)	7.30%	7/24/2019	1/25/2022	500,000 USD	222,010
MS	GBP / JPY vs. GBP / USD Volatility Spread (n)	10.25% and 8.85%	5/21/2019	5/21/2020	500,000 GBP	579,928
MS	GBP / USD Volatility Swap (o)	9.10%	7/23/2019	7/23/2020	(450,000) GBP	(627,550)
MS	NDX Up Variance Swap (6,000) (a) ^	19.10%	7/11/2019	6/19/2020	550,000 USD	2,454,934
MS	RTY Volatility Swap	18.83%	6/6/2019	12/18/2020	(400,000) USD	1,191,718
MS	SX5E / SPX Variance Swap (p) ^	18.21%	2/14/2019	12/18/2020	400,000 USD	466,027
MS	SX5E Up Variance Swap (1,567.45) (a) ^	17.05%	10/26/2018	12/17/2021	300,000 EUR	923,998
MS	SX5E Up Variance Swap (1,667.50) (a) ^	18.00%	3/27/2019	12/16/2022	250,000 EUR	817,592
MS	SX5E Up Variance Swap (2,077.908) (a) ^	18.10%	2/26/2018	12/20/2019	300,000 EUR	(697,032)
MS	SX5E Variance Swap (2,333.80 / 3,667.40) (g) ^	17.00%	5/14/2019	12/16/2022	400,000 USD	2,819,485
MS	SX5E Variance Swap	18.15%	2/27/2018	12/20/2019	(300,000) EUR	1,249,359
MS	SX5E Up Variance Swap (2,016.90) (a) ^	18.28%	3/29/2018	12/18/2020	300,000 EUR	(56,299)
MS	SX5E Volatility Swap	17.75%	10/26/2018	12/17/2021	(300,000) EUR	137,275
MS	SX5E Volatility Swap	18.55%	3/27/2019	12/16/2022	(250,000) EUR	8,391
MS	SX5E / SPX Variance Spread (q) ^	20.55% and 22.20%	6/1/2018	12/18/2020	450,000 USD	1,390,271
MS	SPX Variance Spread (2,514.04) (h) ^	0.00%	3/13/2018	12/20/2019	600,000 USD	4,280,468
MS	USD / CAD Volatility Swap	5.75%	4/9/2019	10/9/2019	650,000 USD	26,549
MS	USD / JPY Volatility Swap (r)	6.55%	4/5/2019	4/7/2020	550,000 USD	706,006
SG	HSI Up Variance Swap (18,694.263) (a) ^	18.85%	7/21/2017	12/20/2019	600,000 USD	(177,966)
SG	HSI Variance Swap	24.30%	2/7/2018	12/30/2019	(3,510,000) HKD	2,573,253
SG	KOSPI / SPX Corridor Variance Spread (s) ^	15.90% and 18.05%	10/10/2018	12/18/2020	250,000 USD	573,360
SG	KOSPI Variance Swap	13.35%	7/19/2019	10/19/2019	352,380,000 KRW	556,014
SG	KOSPI2 Volatility Swap	19.35%	10/31/2018	12/10/2020	456,000,000 KRW	195,012
SG	NKY Up Variance Swap (18,424.8975) (a) ^	14.80%	7/26/2019	9/13/2019	32,613,000 JPY	771,010

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

		Volatility or	Effective	Termination	Vega	Unrealized
Counterparty	Swap Type & Reference Entity	Variance Strike #	Date	Date	Notional	Gain / (Loss)
SG	NKY Up Variance Swap (14,776)(a) ^	18.30%	6/26/2019	12/11/2020	53,750,000 JPY	$1,285,168
SG	NKY Variance Swap (14,965 / 23,516)(g) ^	17.55%	7/19/2019	12/11/2020	250,000 USD	829,598
SG	NKY Variance Swap (15,040 / 23,634)(g) ^	17.70%	8/1/2019	12/11/2020	350,000 USD	1,353,336
SG	NKY Variance Swap	21.20%	8/15/2019	9/13/2019	(29,625,000) JPY	1,737,476
SG	NKY Volatility Swap	13.80%	7/12/2019	9/13/2019	54,250,000 JPY	986,565
SG	SX5E Up Variance Swap (1,620.625)(a) ^	18.50%	2/15/2019	12/17/2021	250,000 EUR	417,592
SG	SX5E Volatility Swap	18.60%	2/15/2019	12/17/2021	(250,000) EUR	347,476
SG	SX5E Variance Swap	23.95%	4/7/2017	12/18/2020	(325,000) EUR	2,591,874
UBS	RTY Variance Swap	16.75%	7/12/2019	9/20/2019	(200,000) USD	(1,018,696)
UBS	SPX Up Variance Swap (2,569.92)(a) ^	13.30%	7/26/2019	10/19/2019	(320,000) USD	(1,919,344)
UBS	SPX Variance Swap	14.35%	7/11/2019	9/20/2019	(350,000) USD	(1,300,302)
UBS	SPX Variance Swap (2,052.40 / 3,078.60)(g) ^	19.75%	6/26/2019	12/18/2020	(550,000) USD	940,421
UBS	SPX Variance Swap (1,979.18 / 2,968.77)(g) ^	20.00%	5/28/2019	12/18/2020	(150,000) USD	258,277
UBS	UKX Up Variance Swap (7,531.72)(a) ^	9.40%	7/15/2019	12/20/2019	100,000 GBP	346,055

TOTAL OF VARIANCE SWAP CONTRACTS						$49,725,868

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, BNPP - BNP Paribas, CITI - Citigroup, CS - Credit Suisse, DB - Deutsche Bank, MS - Morgan Stanley, SG - Societe Generale

Reference entity abbreviations: AS51 - S&P / ASX 200 Index, EFA - iShares MSCI EAFE ETF, FTSE 100 - Financial Times Stock Exchange 100 Index, HSI - Hang Seng Index, HSCEI - Hang Seng China Enterprises Index, KOSPI - KOSPI 200 Index, MXWO - Invesco MSCI World UCITS ETF, NDX - NASDAQ 100 Stock Index NKY - Nikkei 225 Index, RTY - Russell 2000 Index, SPX - S&P 500 Index, SX5E - Euro Stoxx 50 Index, SX7E - Euro Stoxx Banks Index

^	Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

*	Payment is based on variance or volatility realized during the observation period. Payment is made at termination date.

#	If two strikes listed, first strike is for long leg and second rate is short leg of agreement.

(a)	Up barrier/conditional swaps. Change in underlying referenced security only included when values are above referenced value.

(b)	Spread trade consists of a long variance leg and a short variance leg. The short leg includes a knock out level at 2,840.18. If the closing level of the SPX Index is above the knock out level, the swap automatically terminates.

(c)	Spread trade consists of a long variance leg and a short variance leg. The short leg is a variance swap with daily change in the SPX Index only included if the daily closing value is higher than 1,818.

(d)	Spread trade consists of a long variance leg and a short variance leg. The long leg is a variance swap with daily change in the SX5E Index only included if the daily closing value is higher than 2,143.

(e)	Spread trade consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the HSCEI Index only included if closing level is between 7,315.063 and 11,495.099. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the HSCEI Index is between 7,315.063 and 11,495.099.

(f)	Spread trade consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the KOSPI Index only included if closing level is between 159.99 and 266.65. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the KOSPI Index is between 159.99 and 266.65.

(g)	Corridor swaps. Change in underlying referenced security only included when values between referenced values.

(h)	Down barrier/conditional swaps. Change in underlying referenced security only included when values are below referenced value.

(i)	Spread trade consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the HSCEI Index only included if closing level is between 7,607.91 and 11,955.29. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the HSCEI Index is between 7,607.91 and 11,955.29.

(j)	Spread trade consists of a long variance leg and a short variance leg. The long leg is a corridor variance swap with changes in the KOSPI Index only included if closing level is between 185.85 and 292.05.

(k)	Spread trade consists of a long variance leg and a short variance leg. The long leg is a corridor variance swap with changes in the KOSPI Index only included if closing level is between 195.041 and 306.493. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the KOSPI Index is between 195.041 and 306.493.

(l)	Position includes leverage and volatility cap. If final realized volatility is less than 7.05%, notional doubles to $500,000 and realized volatility is capped at 11.5%.

(m)	Position includes leverage and knock out terms. If final realized volatility is less than 7.3%, notional doubles to $1,000,000. If final realized volatility is greater than 7.3 but less than 12.3, notional is $1,500,000. If final realized volatility is greater than 12.3, contract becomes worthless.

(n)	Spread treade - Long GBP / JPY volatility leg and short GBP / USD volatility leg.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

(o)	Volatility capped at 14%.

(p)	The Geometric Variance Swap is long variance on the SPX Index and SX5E Index and short variance on a geometric basket of these two indices.

(q)	Spread trade consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the SX5E Index only included if current and prior close is between 2,072.12 and 3,453.54. The short leg is corridor variance swap with changes in the SPX Index only included if current and prior close of the SX5E Index is between 2,072.12 and 3,453.54.

(r)	Trade includes leverage. If final realized volatility is less than 8.55%, notional doubles to $1,100,000.

(s)	Spread trade consists of a long variance and a short variance leg. The long leg is a corridor variance swap with changes in the KOSPI Index only included if closing level is between 201 and 316. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the KOSPI Index is between 201 and 316.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Schedule of Investments (continued)

August 31, 2019

Consolidated Allocation of Portfolio Holdings

by Absolute Market Value*

Short-Term Investments, 60.51%
Correlation, Dispersion, and Variance Swap Contracts, 13.88%
Futures Contracts, 0.01%
Foreign Currency Contracts, 0.21%
Credit Default Swap Contracts, 0.06%
Written Options, 2.96%
Purchased Options, 2.61%
Total Return Swaps, 0.01%
Preferred Stocks, 1.74%
Common Stocks, 5.74%
Security Sold Short, 0.65%
Exchange Traded Funds, 11.62%

* As a percent of total investments.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities

August 31, 2019

ASSETS

Investments, at value (cost $439,880,508)	$438,716,305
Foreign currency, at value (cost $248,695)	240,735
Cash collateral for derivative instruments	191,027,168
Deposits at brokers for securities sold short	2,047,686
Deposits at brokers for futures	18,152,078
Premiums paid for swap contracts	518,414
Unrealized appreciation on correlation swap contracts	19,958,032
Unrealized appreciation on dispersion swap contracts	5,354,943
Unrealized appreciation on total return swap contracts	973,730
Unrealized appreciation on variance swap contracts	58,915,967
Receivables:
Investment interest receivable	554,311
Receivable for investments and derivatives sold	1,737,753
Receivable for Fund shares sold	3,243,635
Prepaid expenses	45,415

Total Assets	741,486,172

LIABILITIES

Securities sold short, at value (proceeds $3,979,539)	3,502,923
Written options, at value (premiums received $15,698,078)	15,776,857
Premiums received from swap contracts	104,485
Unrealized depreciation on credit default swap contracts	768,808
Unrealized depreciation on correlation swap contracts	981,206
Unrealized depreciation on forward currency contracts	1,101,022
Unrealized depreciation on total return swap contracts	939,754
Unrealized appreciation on variance swap contracts	9,190,099
Payables:
Payable for investments and derivatives purchased	19,975,851
Payable for Fund shares redeemed	122,768
Due to Adviser	970,107
Distribution fees - Investor Shares (see Note 4)	12,455
Accrued expenses and other liabilities	310,301

Total Liabilities	53,756,636

NET ASSETS	$687,729,536

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2019

COMPONENTS OF NET ASSETS

Paid in capital	644,442,067
Total distributable earnings	43,287,469

Total Net Assets	$687,729,536

Investor Shares

Net assets applicable to shares outstanding	$28,327,720
Shares outstanding (unlimited shares authorized with $0.01 par value)	2,410,337

Net asset value, offering and redemption price* per share	$11.75

Institutional Shares

Net assets applicable to shares outstanding	$659,401,816
Shares outstanding (unlimited shares authorized with $0.01 par value)	55,564,611

Net asset value, offering and redemption price* per share	$11.87

*	Redemption price per share of Investor Shares or Institutional Shares is NAV reduced by 1.00% if shares are held for 60 days or less

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2019

INVESTMENT INCOME

Interest income	$6,290,742
Dividend income	632,536

Total Investment Income	6,923,278

EXPENSES

Management fees	8,404,648
Dividend expense	554,424
Administration fees	405,464
Shareholder servicing fees	379,084
Interest expense	292,719
Transfer agent fees	154,195
Registration fees	86,843
Audit fees	82,238
Distribution fees (see Note 4)	65,149
Custody fees	51,148
Legal fees	41,827
Printing expense	35,028
Broker fees (a)	18,763
Compliance fees	14,670
Trustee fees	11,528
Other expenses	16,365

Total Expenses	10,614,093
Less: Expenses waived, net (Note 3)	(42,412)

Net Expenses	10,571,681

Net Investment Loss	(3,648,403)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on:
Investments	(54,258,717)
Securities sold short	203,857
Written options	49,300,891
Forward currency contracts	14,665
Futures contracts	(2,748,588)
Swap contracts	(20,542,710)
Foreign currency transactions	1,267,335
Net realized loss	(26,763,267)

Change in unrealized appreciation / depreciation on:
Investments	(1,232,799)
Securities sold short	476,616
Written options	(1,900,955)
Forward currency contracts	(1,103,689)
Futures contracts	(50,956)
Swap contracts	50,968,097
Foreign currency	(9,511)
Translation of assets and liabilites denominated in foreign currency	(65,805)
Net change in appreciation	47,080,998

Net realized and unrealized gain on investments	20,317,731
Net increase in net assets resulting from operations	$16,669,328

(a)	Includes administrative and stock borrowing fees

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statements of Changes in Net Assets

	Year Ended August 31, 2019	Year Ended August 31, 2018
FROM OPERATIONS

Net investment loss	$(3,648,403)	$(2,800,952)
Net realized gain (loss) on investments, securities sold short, swap contracts, written options, futures, forward currency contracts, and foreign currency	(26,763,267)	27,883,589
Change in unrealized appreciation / depreciation on investments, securities sold short, swap contracts, written options, futures and forward currency contracts, and foreign currency	47,080,998	(3,002,483)

Net increase in net assets resulting from operations	16,669,328	22,080,154

DISTRIBUTIONS TO SHAREHOLDERS

Investor shares	(352,854)	—
Institutional shares	(5,253,746)	—

Decrease in net assets from distributions	(5,606,600)	—

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold:
Investor shares	17,700,558	12,857,877
Institutional shares	496,967,651	134,449,820

Proceeds from shares reinvested:
Investor shares	336,449	—
Institutional shares	4,481,001	—

Cost of shares redeemed: *
Investor shares	(15,709,819)	(4,877,869)
Institutional shares	(129,598,525)	(25,127,376)

Net increase in net assets from capital share transactions	374,177,315	117,302,452

Net increase in net assets	385,240,043	139,382,606

NET ASSETS

Beginning of Period	302,489,493	163,106,887
End of Period	$687,729,536	$302,489,493 ^

Investor Shares

Shares sold	1,517,665	1,157,096
Shares issued on reinvestment of distributions	29,565	—
Shares redeemed	(1,354,844)	(448,619)

Net increase in shares outstanding	192,386	708,477

Institutional Shares

Shares sold	42,359,099	11,959,859
Shares issued on reinvestment of distributions	390,671	—
Shares redeemed	(11,015,706)	(2,278,830)

Net increase in shares outstanding	31,734,064	9,681,029

*	Net of redemption fees.
^	Includes accumulated undistributed net investment loss of $(395,879).

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Investor Shares

For a share outstanding throughout each period presented

	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Period September 30, 2014* to August 31, 2015

Net asset value, beginning of period	$11.54	$10.37	$9.86	$10.11	$10.00

Income/(loss) from investment operations:

Net investment loss(1)	(0.11)	(0.18)	(0.23)	(0.22)	(0.21)
Net realized and unrealized gain on investments	0.51	1.35	0.96	0.16	0.46

Total from investment operations	0.40	1.17	0.73	(0.06)	0.25

Less distributions:

From net investment income	—	—	(0.22)	—	—
From net realized gains	(0.19)	—	—	(0.19)	(0.14)

Total distributions	(0.19)	—	(0.22)	(0.19)	(0.14)

Redemption fee proceeds(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of period	$11.75	$11.54	$10.37	$9.86	$10.11

Total return(3)	3.48%	11.28%	7.56%	-0.59%	2.62%	(4)

Net assets, end of period (in thousands)	$28,328	$25,588	$15,658	$9,189	$185

Ratio of expenses to average net assets:

Before fees waived(6)	2.44%	2.58%	2.78%	2.66%	2.76%	(5)
After fees waived(6)	2.35%	2.40%	2.61%	2.43%	2.38%	(5)

Ratio of net investment loss to average net assets:

Before fees waived(7)	-1.03%	-1.80%	-2.38%	-2.49%	-2.71%	(5)
After fees waived(7)	-0.95%	-1.62%	-2.22%	-2.25%	-2.33%	(5)

Portfolio turnover rate(8)	100%	8%	65%	62%	195%	(4)

*	Commencement of operations

(1)	Per share amounts are calculated using average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance reported does not reflect sales charges. Effective December 31, 2015, the class no longer has an initial sales charge.

(4)	Not annualized

(5)	Annualized

(6)	The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017, August 31, 2018, and August 31, 2019, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.63%, 2.43%, 2.37%, 2.39% and 2.28%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.25%, 2.20%, 2.20%, 2.20%, and 2.20%, respectively.

(7)	The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017, August 31, 2018, and August 31, 2019, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.58%, -2.26%, -1.97%, -1.60%, and -0.89% respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -2.20%, -2.02%, -1.81%, -1.42%, and -0.81%, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Institutional Shares

For a share outstanding throughout each period presented

	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Period September 30, 2014* to August 31, 2015

Net asset value, beginning of period	$11.62	$10.42	$9.90	$10.14	$10.00

Income/(loss) from investment operations:

Net investment loss(1)	(0.09)	(0.15)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain on investments	0.53	1.35	0.96	0.15	0.47

Total from investment operations	0.44	1.20	0.76	(0.05)	0.28

Less distributions:

From net investment income	—	—	(0.24)	—	—
From net realized gains	(0.19)	—	—	(0.19)	(0.14)

Total distributions	(0.19)	—	(0.24)	(0.19)	(0.14)

Redemption fee proceeds(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of period	$11.87	$11.62	$10.42	$9.90	$10.14

Total return	3.81%	11.52%	7.88%	-0.48%	2.93%	(3)

Net assets, end of period (in thousands)	$659,402	$276,901	$147,449	$132,462	$60,328

Ratio of expenses to average net assets:

Before fees waived(5)	2.13%	2.25%	2.42%	2.30%	2.49%	(4)
After fees waived(5)	2.13%	2.15%	2.34%	2.14%	2.17%	(4)

Ratio of net investment loss to average net assets:

Before fees waived(6)	-0.73%	-1.46%	-2.02%	-2.13%	-2.45%	(4)
After fees waived(6)	-0.73%	-1.36%	-1.95%	-1.97%	-2.13%	(4)

Portfolio turnover rate(7)	100%	8%	65%	62%	195%	(3)

*	Commencement of operations

(1)	Per share amounts are calculated using average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Not annualized

(4)	Annualized

(5)	The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017, August 31, 2018 and August 31, 2019, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.34%, 2.10%, 2.03%, 2.05%, and 1.95%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.02%, 1.95%, 1.95%, 1.95% and 1.95%, respectively.

(6)	The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017, August 31, 2018 and August 31, 2019, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.30%, -1.94%, -1.63%, -1.26%, and -0.55%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -1.98%, -1.79%, -1.56%, -1.16%, and -0.55%, respectively.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

Note 1 – Organization

Infinity Q Diversified Alpha Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Infinity Q Capital Management LLC (the “Adviser”) serves as the investment manager to the Fund.

The Fund seeks to generate positive absolute returns. The Fund’s objective is not fundamental, and may be changed without shareholder approval. The Fund commenced operations on September 30, 2014. The Fund currently offers two share classes, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Income, expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Infinity Q Commodity Fund Ltd. (the “Subsidiary”). The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At August 31, 2019, the Fund’s investment in the Subsidiary represented approximately 4.00% of the Fund’s net assets.

The results of the operations of the Subsidiary were as follows:

Net investment gain	$428,584
Net realized loss	(1,965,760)
Net change in unrealized appreciation (depreciation)	(127,220)
Net decrease in net assets resulting from Operations	$(1,664,396)

The Consolidated Financial Statements of the Fund include the investment activity and financial statements of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

At August 31, 2019, the investments held in the Subsidiary were swap and futures contracts, for which the absolute notional amount was $190,307,641, and a money market investment as included in the Consolidated Schedule of Investments. At August 31, 2019, the unrealized losses in the Subsidiary totaled $(127,220). The Subsidiary holds cash and cash equivalents as collateral on the swap and futures contracts.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 -	Quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

Short-term investments classified as money market instruments are valued at net asset value price. These investments are categorized as Level 1 of the fair value hierarchy.

Other financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by the Adviser or a pricing service using model pricing tailored to the type of security held. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates.

The liquidity of individual options is dynamic and changes as a function of the market environment for the underlying security. The Fund values exchange traded options at mean price. For currency and barrier options, valuation models are employed using available market data. These option positions are categorized as Level 2 in the fair value hierarchy.

Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

The Fund makes investments in various types of volatility and variance swaps. The Adviser deems vanilla volatility and variance swaps as Level 2 positions and corridor variance swaps as Level 3 positions in the fair value hierarchy. The Fund uses a pricing service to model price the variance swap trades. The pricing service uses quotes from brokers to estimate implied volatility levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position.

The Fund makes dispersion investments using volatility and variance swaps and options on dispersion. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each leg of the dispersion trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position, and depending on the direction of the change, could either increase or decrease a position’s value.

The Fund makes cross-asset correlation investments using correlation and covariance swaps. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses a third party calculation agent to value these positions. The local volatility model is used to calculate the fair correlation level for correlation swaps. Quotes from a pricing service are used to estimate the implied correlation levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position, and depending on the direction of the change, could either increase or decrease a position’s value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

The following is a summary of the fair values of the Fund’s consolidated investments in each investment type as of August 31, 2019:

	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$30,611,706	$—	$—	$30,611,706
Exchange Traded Funds	62,025,765	—	—	62,025,765
Preferred Stocks	9,296,584	—	—	9,296,584
Purchased Options	—	13,347,828	580,775	13,928,603
Short-Term Investments	322,853,647	—	—	322,853,647
Total Assets	424,787,702	13,347,828	580,775	438,716,305

Liabilities
Securities Sold Short	(3,502,923)	—	—	(3,502,923)
	$421,284,779	$13,347,828	$580,775	$435,213,382

	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments*
Written Options	$—	$(15,776,857)	$—	$(15,776,857)
Forward Currency Contracts	—	(1,101,022)	—	(1,101,022)
Futures Contracts	(50,956)	—	—	(50,956)
Credit Default Swaps	—	(768,808)	—	(768,808)
Total Return Swap Contracts	—	33,976	—	33,976
Correlation Swap Contracts	—	—	18,976,826	18,976,826
Dispersion Swap Contract	—	—	5,354,943	5,354,943
Variance Swap Contracts	—	22,660,840	27,065,028	49,725,868
Total	$(50,956)	$5,048,129	$51,396,797	$56,393,970

* Other financial instruments are derivative instruments, including swap contracts, foreign currency contracts, futures contracts and written options. Swap contracts, forward currency contracts and future contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Purchased Options*	Other Financial Instruments
Balance at August 31, 2018	$903,760	$10,185,190
Purchased	375,000	—
Sale Proceeds	—	(6,245,397)
Realized Gain (Loss)	—	6,245,397
Change in unrealized Appreciation (depreciation)	(697,985)	41,211,607
Balance at August 31, 2019	$580,775	$51,396,797

Change in unrealized appreciation (depreciation) for Level 3 instruments held at August 31, 2019	$(697,985)	$46,428,563

*Purchased options are included in Investments on the Consolidated Statement of Assets and Liabilities.

(b) Securities Sold Short

The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

(c) Derivatives

The Fund utilizes derivatives in its investment strategies. The Fund’s primary strategies are as follows: Volatility, Equity Long Short, Relative Value, and Global Macro. The Fund implements these strategies by investing either directly in, or through swaps and options on, a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, master limited partnerships, credit derivatives, convertible securities, futures, forwards, options and swaps.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended August 31, 2019 was related to the use of swap contracts, purchased and written options, option agreements, futures, and forward foreign currency contracts.

Swap Agreements – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. The Fund also makes investments in other swaps, including variance, dispersion, and correlation swaps. These swaps have strike prices for the underlying volatility or correlation of an index, basket, or foreign exchange rate, and the Fund realizes a gain or loss based on the realized value during the observation period relative to the strike price for the respective swap type.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses. As of August 31, 2019, the Fund had outstanding swap contracts as listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing transaction is less than the premium received. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable price change in the underlying position. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2019

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing transaction is more than the premium paid.

The Fund both purchased and wrote options contracts during the year ended August 31, 2019. The Fund had outstanding purchased and written option contracts as listed on the Consolidated Schedule of Investments as of August 31, 2019.

Forward and Futures Contracts – The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund entered into forward currency and futures contracts during the year ended August 31, 2019. The Fund had outstanding forward currency and futures contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2019 with the cumulative appreciation (depreciation) of each position presented. Price movements for futures contracts are settled with the brokers daily and included in Deposits at brokers for futures on the Consolidated Statement of Assets & Liabilities.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

Derivative Investment Holdings Categorized by Risk Exposure - The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of August 31, 2019:

Consolidated Statement of Assets and Liabilities Location

Assets
	Purchased Options*	Unrealized Appreciation on Total Return Swaps	Unrealized Appreciation on Correlation Swaps	Unrealized Appreciation on Dispersion Swaps
Currency Contracts	$6,025,505	$—	$—	$—
Equity Contracts	5,453,483	896,235	—	—
Volatility Contracts	2,449,615	77,495	19,958,032	5,354,943
Total	$13,928,603	$973,730	$19,958,032	$5,354,943

Unrealized Appreciation on Variance Swaps
Volatility Contracts	$58,915,967
Total	$58,915,967

Liabilities

	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Futures	Unrealized Depreciation on Credit Default Swaps
Commodity Contracts	$(2,059,000)	$—	$(20,800)	$—
Credit Contracts	—	—	—	(768,808)
Currency Contracts	(3,968,372)	(1,101,022)	(30,156)	—
Equity Contracts	(5,486,985)	—	—	—
Interest Contracts	(1,047,500)	—	—	—
Volatility Contracts	(3,215,000)	—	—	—
Total	$(15,776,857)	$(1,101,022)	$(50,956)	$(768,808)

	Unrealized Depreciation on Total Return Swaps	Unrealized Depreciation on Correlation Swaps	Unrealized Depreciation on Variance Swaps
Commodity Contracts	$(106,420)	$—	$—
Equity Contracts	(833,334)	—	—
Volatility Contracts	—	(981,206)	(9,190,099)
Total	$(939,754)	$(981,206)	$(9,190,099)

* Purchased options are included in Investments on the Consolidated Statement of Assets and Liabilities.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

The following tables set forth the Fund’s realized and unrealized gain / (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended August 31, 2019:

Amount of Realized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options*	Swap Contracts	Written Options	Currency Contracts	Futures Contracts	Total
Commodity Contracts	$(355,557)	$1,913,933	$1,758,306	$—	$(1,342,203)	$1,974,479
Credit Contracts	—	(815,438)	—	—	—	(815,438)
Currency Contracts	(1,609,639)	(235,959)	1,691,496	14,665	—	(139,437)
Equity Contracts	(43,539,525)	(8,097,762)	36,706,963	—	—	(14,930,324)
Interest Contracts	(87,535)	142,600	940,171	—	(65,375)	929,861
Volatility Contracts	(7,490,926)	(13,450,084)	8,203,955	—	(1,341,010)	(14,078,065)
Total	$(53,083,182)	$(20,542,710)	$49,300,891	$14,665	$(2,748,588)	$(27,058,924)

Change in Unrealized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options*	Swap Contracts	Written Options	Currency Contracts	Futures Contracts	Total
Commodity Contracts	$(482,731)	$(106,420)	$(2,010,351)	$—	$(20,800)	$(2,620,302)
Credit Contracts	—	(74,760)	—	—	—	(74,760)
Currency Contracts	736,357	—	(802,503)	(1,103,689)	(30,156)	(1,199,991)
Equity Contracts	(499,980)	(901,380)	275,426	—	—	(1,125,934)
Interest Contracts	(302,500)	—	1,091,898	—	—	789,398
Volatility Contracts	(474,781)	52,050,657	(455,425)	—	—	51,120,451
Total	$(1,023,635)	$50,968,097	$(1,900,955)	$(1,103,689)	$(50,956)	$46,888,862

* Purchased options are included in Investments on the Consolidated Statement of Assets and Liabilities.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

The following table shows the average volume of derivative exposure for the Fund during the year ended August 31, 2019:

Derivative Type	Unit of Measure	Average Volume
Swap contracts	Notional Amount	$267,701,348
Purchased options	Notional Amount	$2,748,334,482
Written options	Notional Amount	$1,763,844,869
Forward currency contracts	Notional Amount	$107,310,667
Futures	Notional Amount	$2,612,613

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Certain of the Fund’s Master Netting Arrangements establish provisions, including minimum levels of net assets in the Fund or Subsidiary, limits regarding the decline in net assets over specific time periods, or failure to deliver required payments or collateral, that allow the counterparty to terminate any derivative contracts under the respective agreement and request immediate payment or pay any amounts due the Fund.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

As of August 31, 2019, the Fund held the following derivative instruments that were subject to offsetting on the Consolidated Statement of Assets and Liabilities:

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received)(1)	Net Amount
Assets:
Purchased Options*
Citigroup	$2,312,956	$—	$2,312,956	$—	$—	$2,312,956
Credit Suisse	1,072,637	—	1,072,637	(1,072,637)	—	—
Deutsche Bank	2,951,719	—	2,951,719	—	—	2,951,719
Morgan Stanley	1,712,136	—	1,712,136	(1,712,136)	—	—
Societe Generale	1,559,546	—	1,559,546	(1,112,235)	—	447,311
UBS	802,469	—	802,469	(802,469)		—
			10,411,463
Total Return Swaps
Societe Generale	973,730	—	973,730	—	—	973,730

Correlation Swaps
Citigroup	8,342,637	—	8,342,637	—	—	8,342,637
Credit Suisse	862,105	—	862,105	—	—	862,105
Deutsche Bank	2,119,425	—	2,119,425	—	—	2,119,425
Morgan Stanley	5,858,184	—	5,858,184	—	—	5,858,184
Societe Generale	2,775,681	—	2,775,681	—	—	2,775,681
			19,958,032
Dispersion Swaps
Bank of America	974,001	—	974,001	—	—	974,001
Merrill Lynch
Citigroup	3,502,645	—	3,502,645	—	—	3,502,645
Credit Suisse	878,297	—	878,297	—	—	878,297
			5,354,943
Variance Swaps
Bank of America	5,717,700	—	5,717,700	(4,330,680)	—	1,387,020
Merrill Lynch
BNP Paribas	503,254	—	503,254	—	—	503,254
Citigroup	3,214,393	—	3,214,393	—	—	3,214,393
Credit Suisse	5,953,501	—	5,953,501	(523,413)	—	5,430,088
Deutsche Bank	10,712,631	—	10,712,631	(1,763,409)	—	8,949,222
Morgan Stanley	17,052,001	—	17,052,001	(3,024,258)	—	14,027,743
Societe Generale	14,217,734	—	14,217,734	(284,386)	—	13,933,348
UBS	1,544,753	—	1,544,753	(1,544,753)	—	—
			58,915,967
	$95,614,135	$—	$95,614,135	$(16,170,376)	$—	$79,443,759

(1)	Any over-collateralization of total financial instruments or cash is not shown.
*	Purchased options are included in Investments on the Consolidated Statement of Assets and Liabilities.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received)(1)	Net Amount
Liabilities:
Credit Default Swaps
Bank of America	$(605,126)	$—	$(605,126)	$605,126	$—	$—
Merrill Lynch
Morgan Stanley	(163,682)	—	(163,682)	163,682	—	—
			(768,808)
Forward Contracts
Deutsche Bank	(281,513)	—	(281,513)	281,513	—	—
Morgan Stanley	(819,509)	—	(819,509)	819,509	—	—
			(1,101,022)
Total Return Swaps
Bank of America	(833,334)	—	(833,334)	833,334	—	—
Merrill Lynch
Societe Generale	(106,420)	—	(106,420)	106,420	—	—
			(939,754)
Written Options
Credit Suisse	(1,596,050)	—	(1,596,050)	1,596,050	—	—
Morgan Stanley	(2,372,322)	—	(2,372,322)	2,372,322	—	—
Societe Generale	(1,112,235)	—	(1,112,235)	1,112,235	—	—
			(5,080,607)
Correlation Swaps
Deutsche Bank	(981,206)	—	(981,206)	981,206	—	—

Variance Swaps
Bank of America	(2,892,220)	—	(2,892,220)	2,892,220	—	—
Merrill Lynch
Deutsche Bank	(500,690)	—	(500,690)	500,690	—	—
Morgan Stanley	(1,380,881)	—	(1,380,881)	1,380,881	—	—
Societe Generale	(177,966)	—	(177,966)	177,966	—	—
UBS	(4,238,342)	—	(4,238,342)	2,347,222	1,891,120	—
			(9,190,099)
	$(18,061,496)	$—	$(18,061,496)	$16,170,376	$1,891,120	$—

(1) Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

(d) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. As of August 31, 2019, the tax years ended August 31, 2016, August 31, 2017 and August 31, 2018 are subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income and net realized gains from investment transactions, if any, will be distributed annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

(h) Security Transactions and Investment Income

The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the specific identification method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(i) Restricted Cash & Deposits with Broker

At August 31, 2019, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On August 31, 2019, the Fund had pledged the following amounts as collateral for open currency contracts, swap contracts, and written options:

Counterparty	Amount Pledged
Bank of America Merrill Lynch	$28,842,440
BNP Paribas	730,000
Citigroup	8,036,656
Credit Suisse	13,837,388
Deutsche Bank	13,890,000
Morgan Stanley	49,980,000
Societe Generale	12,822,169
UBS	62,888,515
$191,027,168

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.70%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 2.20% and 1.95% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least December 31, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower. The Adviser has recaptured $15,966 of previously waived expenses in the Institutional Class as economies of scale were realized during the year ended August 31, 2019.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

At August 31, 2019, the amounts available for recoupment by the Adviser by year are as follows:

		Institutional
Expiration	Investor Class	Class	Total
August 31, 2020	$19,019	$108,154	$127,173
August 31, 2021	35,322	181,259	216,581
August 31, 2022	21,563	36,815	58,378
	$75,904	$326,228	$402,132

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC, an affiliate of Fund Services, acts as the Fund’s distributor and principal underwriter. The Fund incurred the following expenses with Fund Services for the year ended August 31, 2019:

Administration	$405,464
Transfer Agency	154,195
Custody	51,148
Compliance	14,670

At August 31, 2019, the Fund had payables due to Fund Services as follows:

Administration	$82,665
Transfer Agency	33,573
Custody	9,690
Compliance	2,891

The Independent Trustees were paid $11,528 for their services and reimbursement of travel expenses during the year ended August 31, 2019. No compensation is paid to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class shares (the “Plan”) that allows the Fund to pay fees for the sale, distribution and servicing of its Investor Class shares. The Plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. The Fund paid $65,149 in distribution fees for the year ended August 31, 2019.

Third party distribution and servicing expenses may be paid directly by the Fund or through the Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

Quasar acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Adviser out of the fees received under the Plan and may be paid out of the Adviser’s own resources.

Note 5 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of August 31, 2019, Charles Schwab & Company, Inc. held approximately 55% and 31%, in aggregate for the benefit of others, of the outstanding Investor Class and Institutional Class shares of the Fund, respectively.

Note 6 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, options, and other short-term investments) for the Fund for the year ended August 31, 2019, were $766,214,656 and $511,437,052, respectively.

Note 7 – Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended August 31, 2018, and August 31, 2019 were as follows:

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
Distributions Paid From:
Ordinary Income	$1,302,059	$—
Long-Term Capital Gains	4,304,541	—
Total Distributions Paid	$5,606,600	$—

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

As of August 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

					Forward
		Securities	Written	Foreign	Currency	Futures	Swap
	Investments	Sold Short	Options	Currencies	Contracts	Contracts	Contracts	Total

Tax Cost of Investments	$424,408,831	$(3,979,539)	$(842,303)	$248,695	$—	$(30,156)	$(628,412)	$419,177,116

Unrealized Appreciation	8,027,958	492,647	1,816,595	—	—	—	84,228,943	94,566,143

Unrealized Depreciation	(10,396,621)	(16,031)	(1,053,072)	(7,960)	(1,101,022)	(20,800)	(10,277,726)	(22,873,232)
Net Unrealized Appreciation (Depreciation)	(2,368,663)	476,616	763,523	(7,960)	(1,101,022)	(20,800)	73,951,217	71,692,911
Other Accumulated Gain/(Loss)	(28,405,442)	—	—	—	—	—	—	(28,405,442)
Total Accumulated Gain/(Loss)	(30,774,105)	476,616	763,523	(7,960)	(1,101,022)	(20,800)	73,951,217	43,287,469

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to holdings in derivative investments and the investment in the Subsidiary. These classifications have no effect on net assets or net asset value per share. For the year ended August 31, 2019, the following table shows the reclassifications made:

Total Accumulated
Earnings (Loss)	Paid in Capital
$ 3,814,256	$ (3,814,256)

At August 31, 2019, the Fund had a short-term capital loss carryforward of $28,405,442, which reduced the Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code, and thus reduced the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At August 31, 2019, the Fund did not defer on a tax basis, any post-October or late-year losses.

Infinity Q Diversified Alpha Fund

Notes to Consolidated Financial Statements

August 31, 2019

Note 8 – Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Portfolio - Class I (“Fidelity”). The performance of the Fund may be directly affected by the performance of Fidelity. Fidelity is registered under the 1940 Act as an open-ended management investment company. Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Fidelity also invests more than 25% of its total assets in the financial services industries. The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission’s website and should be read in conjunction with the Fund’s financial statements. As of August 31, 2019, approximately 45% of the Fund’s net assets were invested in Fidelity.

Note 9 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to August 31, 2019 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 10 – New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted certain portions of the disclosure changes, and management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

EisnerAmper LLP 750 Third Avenue New York, NY 10017 T 212.949.8700 F 212.891.4100 www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios and the
Shareholders of Infinity Q Diversified Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Infinity Q Diversified Alpha Fund, a series of shares of beneficial interest in Trust for Advised Portfolios, and Subsidiary (the “Fund”), including the consolidated schedule of investments as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). The consolidated financial highlights for the years ended August 31, 2017 and August 31, 2016 and the period from September 30, 2014 (commencement of operations) to August 31, 2015 were audited by another independent registered public accounting firm whose report, dated February 1, 2018, expressed an unqualified opinion on such consolidated financial highlights. In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of August 31, 2019, the consolidated results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, prime broker and third-party counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

EISNERAMPER LLP

New York, New York

October 29, 2019

Infinity Q Diversified Alpha Fund

TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None

Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Infinity Q Diversified Alpha Fund

TRUSTEES AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019
Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-844-IQFUND1.

General Information

Infinity Q Diversified Alpha Fund

August 31, 2019 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-844-IQFUND1 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended August 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infinity Q Diversified Alpha Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was as follows:

Infinity Q Diversified Alpha Fund	0.00%

INFINITY Q DIVERSIFIED ALPHA FUND

ANNUAL REPORT – Period Ended August 31, 2019

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Infinity Q Capital Management, LLC (“Infinity Q” or the “Adviser”), for the Infinity Q Diversified Alpha Fund (the “Fund”). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

●	In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board noted that the Adviser’s implementation of the Fund’s multifaceted investment strategy requires a specialized set of skills. The Board also considered the resources and compliance structure of Infinity Q, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between Infinity Q and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that it had met with the Adviser in person earlier during the meeting to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that Infinity Q had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

●	In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had outperformed relative to its peer group median/average and relevant benchmark indexes for the one-year and three-year periods as of June 30, 2019. The Board also considered that the Fund performed in-line with the Adviser’s composite with a similar strategy.

●	The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Infinity Q were fair and reasonable.

●	With respect to the Fund, the Trustees considered Infinity Q’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

●	The Trustees considered the profitability of Infinity Q from managing the Fund. In assessing Infinity Q’s profitability, the Trustees reviewed Infinity Q’s financial information that was provided in the materials and took into account both the direct and indirect benefits to Infinity Q from managing the Fund. The Trustees concluded that Infinity Q’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Infinity Q appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Privacy Notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Infinity Q Capital Management, LLC

888 7th Avenue, Suite 3700
New York, NY 10106

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

EisnerAmper LLP
750 Third Avenue
New York, NY 10017

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC
	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$65,000	$55,000
Audit-Related Fees	N/A	N/A
Tax Fees	$11,000	$10,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC
	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC
Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	$11,000	$10,000
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By      /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  November 5, 2019

By      /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date  November 5, 2019